                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 1997

                             VARIAN ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-7598                 94-2359345
(State or other jurisdiction of    (Commission             (IRS Employer
       incorporation)              File Number)          Identification No.)

3050 Hansen Way, Palo Alto, CA                               94304-1000
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:         (415) 493-4000

                                  Inapplicable
         (Former name or former address, if changed since last report)


Item 5. Other Events.

               On October 1, 1997, Varian Associates, Inc., a Delaware corporation (the "Registrant"), offered to purchase the radiotherapy service and support operation of GE Medical Systems, a division of General Electric Company. A copy of the Registrant's press release announcing this event is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

               (c) Exhibits.

Exhibit Number        Exhibit
--------------        -------
99                    Press Release of Varian Associates, Inc. issued on October 2,
                      1997.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VARIAN ASSOCIATES, INC.
                                         (Registrant)

Date:  October 2, 1997               By:/s/ Joseph B. Phair
                                       -----------------------
                                     Joseph B. Phair
                                     Vice President, General
                                     Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit Number        Exhibit
--------------        -------
99                    Press Release of Varian Associates, Inc. issued on
                      October 2, 1997.